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                                                                    Exhibit 23.1

                          Independent Auditors' Consent

The Board of Directors
Northern Trust Corporation

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP

Chicago, Illinois
May 20, 2003